Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Gregory H.A. Baxter, Interim Chief Executive Officer, and Edward J. Sweeney, Interim Chief Financial Officer, of Standard Diversified Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)   The Annual Report on Form 10-K of the Company for the annual period ended December 31,2019 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2020	By:	/s/ Gregory H.A. Baxter
Gregory H.A. Baxter Executive Chairman of the Board and Interim Chief Executive Officer (Principal Executive Officer)

Date: March 16, 2020	By:	/s/ Edward J. Sweeney
Edward J. Sweeney Interim Chief Financial Officer (Principal Financial Officer)